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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) May 3, 2002
                                                 -----------



                MIDLAND COGENERATION VENTURE LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            MICHIGAN                    33-37977            38-2726166
--------------------------------    ---------------    --------------------
(State or other jurisdiction of       (Commission        (I.R.S. Employer
 incorporation or organization)       File Number)      Identification No.)




  100 PROGRESS PLACE, MIDLAND, MICHIGAN                       48640
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 (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:     (989) 839-6000
                                                     --------------------



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ITEM 5.           OTHER EVENTS

On May 3, 2002, the Midland Cogeneration Venture ("MCV") Management Committee appointed James M. Rajewski to the position of Chief Financial Officer, Vice President and Controller, and Barbara E. Lawson to Treasurer, effective immediately. Mr. Rajewski has served as Vice President and Controller of MCV since January 1988. Mrs. Lawson has held various financial positions at MCV since May 1988 including her previous position as Manager of Internal Audit.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                     MIDLAND COGENERATION VENTURE
                                        LIMITED PARTNERSHIP





Dated:  May 9, 2002                  By  /s/ James M. Rajewski
                                        ---------------------------------------
                                            James M. Rajewski
                                              Chief Financial Officer, Vice
                                              President and Controller







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